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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                ______________


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                                ______________



Date of Report (Date of earliest event reported):  December 31, 1999



                          OPTA FOOD INGREDIENTS, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                    0-19811                       04-3117634
------------------        ---------------------          ---------------------
 (State or other            (Commission File                 (IRS Employer
 jurisdiction of                 Number)                   Identification No.)
 incorporation)


                               25 Wiggins Avenue
                         Bedford, Massachusetts 01730
             ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 276-5100


              Former Name, Former Address and Former Fiscal Year,
                 If Changed Since Last Report: Not Applicable

          ___________________________________________________________

                               Page 1 of 4 Pages
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Item 2.  Acquisition or Disposition of Assets.

     On December 31, 1999, Opta Food Ingredients, Inc. ("Opta") acquired all of the assets of privately held Canadian Harvest of Cambridge, Minnesota from DCV, Inc., a Delaware-based holding company ("DCV"), and all of the outstanding common stock of Canadian Harvest Process Ltd. ("CHPL"), a wholly owned subsidiary of DCV, in an arms length transaction. The assets of Canadian Harvest and CHPL include manufacturing facilities in Cambridge, Minnesota and St. Thomas, Ontario and related assets. Pursuant to the Purchase and Sale Agreement between DCV and Opta dated as of December 31, 1999, Opta paid DCV $12 million for the Canadian Harvest assets and the stock of CHPL based on the historical value of the assets (exclusive of net working capital) acquired. In addition, Opta paid approximately $1.6 million for the net working capital of the purchased entities, consisting of inventory plus accounts receivable less accounts payable, as of December 31, 1999. Opta paid for this acquisition out of available cash and cash equivalents. Opta will continue the purchased entities' business of manufacturing and supplying dietary oat fiber to the food industry and will integrate this business into its own.

     A copy of the Opta press release announcing the acquisition of Canadian Harvest which was issued on January 3, 2000 is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. To be filed by amendment no later than February 29, 2000.

(b) Pro forma financial information. To be filed by amendment no later than February 29, 2000.

(c)  Exhibits.

     2.1 Purchase and Sale Agreement Between DCV, Inc., as Seller, and Opta Food Ingredients, Inc., as Buyer, Dated as of December 30, 1999.

     99.1 Press Release of the Registrant, dated January 3, 2000.

                              Pages 2 of 4 Pages
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OPTA FOOD INGREDIENTS, INC.
                                    (Registrant)



Date:  January 14, 2000             /s/ Scott A. Kumf
                                    ----------------------------------
                                       Scott A. Kumf, Chief Financial Officer,
                                       Vice President Administration and
                                       Treasurer

                               Page 3 of 4 Pages
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                                          Sequential
Number              Description                                  Page Number
-------             -----------                                  -----------

2.1                 Purchase and Sale Agreement Between
                    DCV, Inc., as Seller and Opta Food
                    Ingredients, Inc., as Buyer Dated as of
                    December 30, 1999


99.1                Press Release of the Registrant, dated
                    January 3, 2000